Exhibit 3.01

FILED IN THE OFFICE OF THE SECRETARY OF STATE OR THE STATE OF NEVADA	Articles of Incorporation (Pursuant to NRS 78) STATE OF NEVADA Secretary of State
OCT 06 1997 No. C21959-97 /s/ Dean Heller Dean Heller, Secretary of State		Receipt No. KEN BAKER 10/06/1997 REC’D BY KR	FY9800019881 205.00

IMPORTANT:	Read instructions on reverse side before completing this form.
TYPE OR PRINT (BLACK INK ONLY)
NAME OF CORPORATION:	ZURICH U.S.A., INC.
RESIDENT AGENT:	(designated resident agent and his STREET ADDRESS in Nevada where process may be served
Name of Resident Agent:	Shield Corporatate Services, Inc.
Street Address:	311 S. Division Street, Carson City, NV 89703
Street No. City State Zip

SHARES: (number of shares the corporation  is authorized to issue)

Number of Shares with par value __________ Par value _______ Number of shares without par value    25,000

GOVERNING BOARD: shall be styled as (check one)      X      Directors                Trustees

The FIRST BOARD OF DIRECTORS shall consist of  2   members and the names and addresses are as follows (attach additional pages if necessary)

Bruce Holden	500 Cohasset Road, #34 Chico, CA 95926
Name	Address	City, State, Zip

Esther Holden	3650 Keefer Road, Chico, CA 95973
Name	Address	City, State, Zip

PURPOSE (optional-see reverse side): The purpose of the corporation shall be:

 Sunglasses and eyewear manufacturing and sales

OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction.   Number of pages attached ________

SIGNATRUES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be notarized, attach any additional pages if there are more than two incorporators)

Bruce Holden

Esther Holden

Name(print)

Name(print)

500 Cohasset Road #34, Chico, CA 95926

3650 Keefer Road, Chico, CA 95926

Address

City/State/Zip

Address

City/State/Zip

/s/ Bruce Holden

/s/ Esther Hoden

Signature

Signature

State of California            County of  Butte

State of  California               County of  Sacramento

This instrument was acknowledged before me on

This instrument was acknowledged before me on

       September 29                     ,  1997   by

       September 30                     ,  1997   by

   Bruce Holdent

       Esther Holden

Name of Person

Name of Person

as incorporator

as incorporator

of ZURICH U.S.A., INC.

of  ZURICH U.S.A., INC.

(name of party on behalf of whom instrument was executed)

(name of party on behalf of whom instrument was executed)

/s/ Deborah K. Beth

/s/ Bradley D. Randall

Notary Public SEAL

Notary Public SEAL

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

SHIELD CORPORATE SERVICES, INC.     hereby accept appointment as Resident Agent for the above named corporation

/s/ Tracey Padilla

October 4, 1997

Resident Agent

Date

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

STATE OF CALIFORNIA              )

COUNTY OF        BUTTE              )

On 9/29/97       before me,           Deborah K. Beth

Date

NAME, TITLE OF OFFICER-E.G., JANE DOE, NOTARY PUBLIC

personally appeared,  Bruce Holden

personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public SEAL

/s/ Deborah K. Beth

Notary Public Signature

OPTIONAL INFORMATION

TITLE OR TYPE OF DOCUMENT    ARTICLES OF INCORPORATION  (ZURICH U.S.A, INC.)

DATE OF DOCUMENT   9/29/97            NUMBER OF PAGES    1

SIGNER(S) OTHER THAN NAMED ABOVE     ESTHER HOLDEN

State of California County of Sacramento	Right Thumbprint (Optional)

On September 30, 1997 before me, Bradley D. Randall, Notary Public
Date NAME, TITLE OF OFFICER, E.G. JANE DOE NOTARY PUBLIC
personally appeared Esther Holden
NAME(S) of SIGNER(S)

CAPACITY CLAIMED BY SIGNER(S)

☐ INDIVIDUAL(S)

☐ CORPORATE ___________________

☐ OFFIECER(S)____________________

                                   (TITLES)

☐ PARTNER(S)_____________________

☐ ATTORNEY IN FACT

☐ TRUSTEE(S)

☐ GUARDIAN CONSERVATOR

☐ OTHER_________________________

__________________________________

SIGNER IS REPRESENTING:

NAME OF PERSONS OR ENTITIES

__________________________________

__________________________________

__________________________________

☒ personally known to me -OR- ☐

proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) , of the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal

/s/ Bradley D. Randall

Notary Public SEAL

ATTENTION NOTARY: The information requested below is OPTIONAL. It could however prevent fraudulent attachment of this certificate to an unauthorized document.
THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT

Title or Type of Document _____________________________________________

Number of Pages ___________________  Date of Documents _________________

Signer(s) Other Than Named Above ______________________________________